Exhibit 3.(II)


                                    BYLAWS OF

                           paragon TECHNOLOGIES, INC.

                            (a Delaware corporation)

                                   ARTICLE 1
                             OFFICES AND FISCAL YEAR

         Section 1.1.   Offices.  The Corporation may have an office or offices
                        -------
at such places as the Board of Directors may from time to time designate.

         Section 1.2.   Fiscal Year.  The fiscal year of the Corporation shall
                        -----------
end on 31st day of December each year.


                                   ARTICLE 2
                             MEETING OF STOCKHOLDERS

         Section 2.1.   Annual Meetings. An annual meeting of stockholders shall
                        ---------------
be held for the election of directors at such date, time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

                        2.1.1. The Corporation shall hold annual meetings of stockholders on such date and at such time as shall be designated from time to time by the Board of Directors, the Chairman of the Board or the Chief Executive Officer. At each annual meeting, the stockholders shall elect, in accordance with Section 2.9 hereof, directors to serve until the next annual meeting of stockholders. The nomination of persons for election to the Board of Directors and the proposal of any other business to be transacted at an annual meeting may be made only (i) by or at the direction of the Board of Directors or
(ii) by any stockholder who satisfies the qualifications set forth in Section
2.1.2 hereof and gives notice in accordance with the procedures set forth in
Section 2.1.2 hereof. Only persons thereby nominated shall be eligible to serve as directors and only business thereby proposed shall be transacted at an annual meeting. The presiding officer of the annual meeting shall determine whether a nomination or any proposal of business complies or complied with this ARTICLE 2.

                        2.1.2. Except as otherwise provided by law (including but not limited to Rule 14a-8 of the Securities and Exchange Act of 1934, as amended or any successor provision thereto (the "Exchange Act")), or in these bylaws, or except as permitted by the presiding officer of the meeting in the exercise of such officer's sole discretion in any specific instance, the business which shall be conducted at any meeting of the stockholders shall (a) have been specified in the written notice of the meeting (or any supplement thereto) given by the Corporation, or (b) be brought before the meeting at the direction of the Board of Directors or the presiding officer of the meeting, or
(c) have been specified in a written notice (a "Stockholder Meeting Notice") given to the Corporation, in accordance with all of the requirements set forth



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below in this Section 2.1.2, by or on behalf of any stockholder who shall have been a stockholder of record on the date of giving such notice and on the record date for such meeting and who shall continue to be entitled to vote at such meeting through the date of such meeting. Each Stockholder Meeting Notice must be delivered to the Secretary at the principal executive offices of the Corporation in accordance with this Section 2.1.2. The Stockholder Meeting Notice must be received by the Secretary not less than ninety (90) days nor more than one-hundred twenty (120) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary date, the stockholder must deliver such Stockholder Meeting Notice not earlier than the one-hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made; provided further, however, that in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least seventy (70) days prior to the first anniversary of the preceding annual meeting, with respect to nominees for any new position created by the increase, any stockholder who has timely submitted a Stockholder Meeting Notice in accordance with the procedures of this Section 2.1.2 containing nominations for election of directors at the upcoming annual meeting and who wishes to nominate additional candidates for election as directors to fill the newly created positions, must deliver an additional Stockholder Meeting Notice solely for the purpose of nominating a number of directors not greater than the number of new positions created by the increase not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made. The Stockholder Meeting Notice must set forth: (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, whether or not the Corporation is then subject to
Section 14(a) of the Exchange Act, (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Section 14(a) of the Exchange Act, (b) such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected, and (c) a description of all arrangements or understandings among the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which a nomination or nominations are to be made by the stockholder; (ii) as to any other business that the stockholder proposes to transact at the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting the business at the meeting and any material interest in the business of the stockholder and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, the name and address of the stockholder, as they appear on the Corporation's books, and of such beneficial owner, the class and number of shares of the Corporation that are owned beneficially and of record by such stockholder and such beneficial owner and a representation that the stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting; and (vi) a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the candidate or candidates for election to the Board of Directors or to present the proposal to be brought before the meeting. The presiding officer of the meeting may refuse to consider


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any business that shall be brought before any meeting of stockholders of the
Corporation otherwise than as provided in this Section 2.1.2.

                        2.1.3. For purposes of this Section 2.1, a "public announcement," means disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable news service, in a document publicly filed with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act (or their successor provisions), or in a notice of meeting or proxy statement mailed generally to the Corporation's stockholders. In giving notice under this Section 2.1, a stockholder must also comply with state law and the Exchange Act. Nothing in this Section 2.1 shall be deemed to affect the rights of a stockholder to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 (or its successor provision) under the Exchange Act.

         Section 2.2.   Special Meetings. Special meetings of the stockholders
                        ----------------
may be called at any time by the Chief Executive Officer, by resolution of the Board of Directors, or at the request in writing of stockholders of record owning fifty percent (50%) in amount of capital stock outstanding and entitled to vote. Special meetings shall be at such date, time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice relating to such meeting (or to the purposes for which the meeting is called if such notice is waived or is not required as provided in the General Corporation Law of the State of Delaware (the "Delaware General Corporation Law") or these bylaws); provided, however, that whenever the language of a proposed resolution is included in a written notice of a special meeting of stockholders required to be given under these bylaws, the meeting considering the resolution may without further notice adopt it with such clarifying or other amendments as do not enlarge its original purpose. In the case of a special meeting of stockholders called for the purpose of electing directors, nominations may be made only (i) by or at the direction of the Board of Directors or (ii) by any stockholder of record who delivers to the Secretary, no later than the tenth day following the day on which public announcement of the special meeting is made, a notice that complies with and is delivered in accordance with Section 2.1.2 hereof.

         Section 2.3.   Notice of Meetings. Whenever stockholders are required
                        ------------------
or permitted to take any action at a meeting, a written notice of the meeting shall be given by, or at the direction of, the Secretary or other authorized person that shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the certificate of incorporation or these bylaws, the written notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. If the Secretary neglects or refuses to give notice of a meeting, the person or persons calling the meeting may do so.

        Section 2.4.   Waivers of Notice. Whenever the giving of any notice is
                       -----------------
required by statute, the certificate of incorporation or these bylaws, a waiver thereof, in writing and delivered to the Secretary, signed by the person or persons entitled to said notice, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice. Attendance of a stockholder at a meeting shall constitute a waiver of notice of such meeting, except when the


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


stockholder attends such meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need by specified in any written waiver of notice or any waiver by the electronic transmission.

         Section 2.5.   Participation in Meetings of Stockholders. Subject to
                        -----------------------------------------
the applicable provisions of the Delaware General Corporation Law, stockholders (or proxy holders) not physically present at a meeting of stockholders may, by means of remote communication, participate in a meeting of stockholders and be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication.

         Section 2.6.   Adjournments. Any meeting of stockholders, annual or
                        ------------
special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         Section 2.7.   Quorum. Except as otherwise provided by law, the
                        ------
certificate of incorporation or these bylaws, at each meeting of stockholders the presence in person or by proxy of the holders of a majority in voting power of the outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, the stockholders so present may, by a majority in voting power thereof, adjourn the meeting from time to time in the manner provided in Section 2.6 hereof until a quorum shall attend. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any subsidiary of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity. Subject to any limitations contained in the laws of the State of Delaware, the stockholders present at a duly organized meeting can continue to do business until adjournment notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

         Section 2.8.   Organization. Meetings of stockholders shall be presided
                        ------------
over by the Chairman of the Board, if any, or in his absence by the Chief Executive Officer, or in his absence by the President, or in his absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.



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         Section 2.9.   Voting; Proxies.
                        ---------------

                        2.9.1. Except as otherwise provided by or pursuant to the provisions of the certificate of incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one (1) vote for each share of stock held by such stockholder which has voting power upon the matter in question. Voting at meetings of stockholders need not be by written ballot. At all meetings of stockholders for the election of directors, a plurality of the votes cast shall be sufficient to elect. All other elections and questions shall, unless otherwise provided by the certificate of incorporation, these bylaws, the rules or regulations of any stock exchange applicable to the Corporation, as otherwise provided by law or pursuant to any regulation applicable to the Corporation, be decided by the affirmative vote of the holders of a majority in voting power of the shares of stock of the Corporation which are present in person or by proxy and entitled to vote thereon.

                        2.9.2. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three
(3) years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary. Without limiting the manner in which a stockholder may authorize another person or persons to act for such stockholder as proxy pursuant to this Section 2.9.2, the following shall constitute a valid means by which a stockholder may grant such authority:

                               (a) A stockholder may execute a writing
authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or such stockholder's authorized officer, director, employee or agent signing such writing or causing such person's signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

                               (b) A stockholder may authorize another person or
persons to act for such stockholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission;
provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

         Section 2.10.  Voting Rights of Fiduciaries. Persons holding stock in a
                        ----------------------------
fiduciary capacity shall be


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entitled to vote the shares so held. Persons whose stock is pledged shall be entitled to vote (in person or by proxy), unless in the transfer by the pledgor on the books of the Corporation such person has expressly empowered the pledgee to vote thereon, in which case only the pledgee, or such pledgee's proxy, may represent such stock and vote thereon.

         Section 2.11.  Voting by Joint Holders of Shares. If shares or other
                        ---------------------------------
securities having voting power stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:
(a) if only one votes, such person's act binds all; (b) if more than one vote, the act of the majority so voting binds all; (c) if more than one vote, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or any person voting the shares, or a beneficiary, if any, may apply to the Court of Chancery or such other court as may have jurisdiction to appoint an additional person to act with the persons so voting the shares, which shall then be voted as determined by a majority of such persons and the person appointed by the Court. If the instrument so filed shows that any such tenancy is held in unequal interests, a majority or even split for the purpose of this subsection shall be a majority or even split in interest.

         Section 2.12.  Fixing Date for Determination of Stockholders of Record.
                        -------------------------------------------------------
In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date: (i) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting; and (ii) in the case of any other action, shall not be more than sixty (60) days prior to such other action. If no record date is fixed: (a) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (b) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         Section 2.13.  List of Stockholders Entitled to Vote. The Secretary
                        -------------------------------------
shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the


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meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. Upon the willful neglect or refusal of the directors to produce such a list at any meeting for the election of directors, they shall be ineligible for election to any office at such meeting. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

         Section 2.14.  Inspectors of Election. The Corporation may, and shall
                        ----------------------
if required by law, in advance of any meeting of stockholders, appoint one or three inspectors of election, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or three inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (i) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each such share, (ii) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspectors' count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

         Section 2.15.  Conduct of Meetings. The date and time of the opening
                        -------------------
and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined


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by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

         Section 2.16.  Minors as Security Holders. The Corporation may treat a
                        --------------------------
minor who holds shares of stock or obligations of the Corporation as having capacity to receive and to empower others to receive dividends, interest, principal and other payments or distributions, to vote or express consent or dissent and to make elections and exercise rights relating to such shares of stock or obligations unless, in the case of payments or distributions on shares, the corporate officer responsible for maintaining the list of stockholders or the transfer agent of the Corporation or, in the case of payments or distributions on obligations, the treasurer or paying officer or agent has received written notice that the holder is a minor.

                                   ARTICLE 3
                               BOARD OF DIRECTORS

         Section 3.1.   Management. The property and business of the Corporation
                        ----------
shall be managed by or under the direction of its Board of Directors, consisting of one or more directors, as determined from time to time by resolution of the Board of Directors.

        Section 3.2. Number and Term. Within the limits set forth in the certificate of incorporation, the number of directors shall be determined from time to time by resolution of the Board of Directors. Once elected or chosen, a director shall hold office until the next annual meeting of stockholders and until the director's successor is elected and qualified or until the director dies, resigns or is removed; provided, however, that if the Board of Directors decreases the number of directors constituting the whole Board of Directors and designates a particular directorship to be eliminated due to the decrease, a director in the eliminated directorship shall cease to hold office after the next election of directors, unless the director is nominated and elected to another directorship on the Board of Directors.

         Section 3.3.   Vacancies. Vacancies, and newly created directorships
                        ---------
resulting from any increase in the authorized number of directors, may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and each person so selected shall be a director to serve until the next annual meeting of stockholders, and until a successor has been selected and qualified or until his or her earlier death, resignation or removal. When one or more directors resigns from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this Section 3.3 in the filling of other vacancies.

          Section 3.4.  Powers. The business and affairs of the Corporation
                        ------
shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things, subject to any limitation set forth in the certificate of incorporation or as otherwise may be provided in the Delaware General Corporation Law.


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         Section 3.5.   Place of Meetings. Meetings of the Board of Directors
                        -----------------
may be held at such place within or without the State of Delaware as the Board of Directors may from time to time appoint or as may be designated in the notice of the meeting.

         Section 3.6.   Regular Meetings. Regular meetings of the Board of
                        ----------------
Directors shall be held at such time and place as shall be designated from time to time by resolution of the Board of Directors. Notice of a regular meeting of the Board of Directors need not be given. Neither the business to be transacted at, nor the purpose of, any regular meeting of the Board of Directors need be specified in a notice of the meeting.

         Section 3.7.   Special Meetings. Special meetings of the Board of
                        ----------------
Directors shall be held whenever called by the Chairman, the Chief Executive Officer or by two or more of the directors. Notice of every special meeting of the Board of Directors shall be given to each director by telephone or in writing at least twenty-four (24) hours (in the case of notice by telephone or facsimile transmission) or forty-eight (48) hours (in the case of notice by telegraph, courier service or express mail) or five (5) days (in the case of notice by first class mail) before the time at which the meeting is to be held. Every such notice shall state the time and place of the meeting, which may be held within or without the State of Delaware. Neither the business to be transacted at, nor the purpose of, any special meeting of the Board of Directors need be specified in a notice of the meeting.

         Section 3.8.   Presence at Meetings. Members of the Board of Directors
                        --------------------
may participate in a meeting of the Board of Directors by any communication by means of which all participating directors can simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

         Section 3.9.  Action Without Meeting. Any action required or permitted
                       ----------------------
to be taken at any meeting of the Board of Directors may be taken without a meeting if the action is taken by all members of the Board of Directors. The action must be evidenced by one (1) or more written consents describing the action taken, signed by each director, and delivered to the Corporation for inclusion in the minute book.

         Section 3.10.  Quorum; Vote Required. A majority of the directors shall
                        ---------------------
constitute a quorum, but a smaller number may adjourn from time to time, without further notice, until a quorum is secured. The vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

         Section 3.11. Waiver of Notice of Meeting. A director may waive any notice required by statute, the certificate of incorporation or these bylaws before or after the date and time (i) stated in the notice or (ii) of the meeting. Except as set forth below, the waiver must be in writing, signed by the director entitled to the notice, and delivered to the Corporation for inclusion in the minute book. Notwithstanding the foregoing, a director's attendance at or participation in a meeting waives any required notice to the director of the meeting unless the director at the beginning of the meeting objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.


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         Section 3.12.  Removal.  Any director or the entire Board of Directors
                        -------
may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

         Section 3.13.  Compensation.  The Board of Directors shall have the
                        ------------
authority to fix the compensation of directors for their services as directors and a director may be a salaried officer of the Corporation.

                                    ARTICLE 4
                                   COMMITTEES

         Section 4.1.   Committees. The Board of Directors may, by resolution or
                        ----------
resolutions passed by a majority of the whole Board of Directors, designate an executive committee and one or more other committees each to consist of one (1) or more of the directors of the Corporation. The executive committee, if so designated, shall exercise all other powers of the Board of Directors between the meetings of said Board of Directors, subject to the limitations on the power and authority of committees of the Board of Directors set forth in Section 4.4 hereof.

         Section 4.2.   Alternate Committee Members. The Board of Directors may
                        ---------------------------
designate one or more directors as alternate members of any committee who may replace any absent or disqualified member at any meeting of the committee or for the purposes of any written action by the committee. In the absence or disqualification of a member and alternate member or members of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another Director to act at the meeting in the place of the absent or disqualified member.

         Section 4.3.   Term.  Each committee of the Board of Directors shall
                        ----
serve at the pleasure of the Board of Directors.

         Section 4.4.   Power. No committee of the Board of Directors shall have
                        -----
the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter expressly required by the Delaware General Corporation Law to be submitted to stockholders for approval; (ii) adopt, amend or repeal any of these bylaws; (iii) fill vacancies in the Board of Directors;
(iv) amend or repeal of any resolution of the Board of Directors that by its terms is amendable or repealable only by the Board of Directors; and (ix) act on matters committed by a resolution of the Board of Directors to another committee of the Board of Directors.

         Section 4.5.   Meeting.  The executive committee and such other
                        -------
committees shall meet at stated times or on notice to all by any of their own number. They shall fix their own rules of procedure.


         Section 4.6.   Other Powers.  Such other committees shall have and may
                        ------------
exercise the powers of the Board of Directors to the extent as provided in such resolution or resolutions.

                                    ARTICLE 5
                                    OFFICERS

         Section 5.1.   Officers Generally.
                        ------------------

                        5.1.1. Number, Qualifications and Designation. The
                               --------------------------------------
officers of the Corporation shall be a Chairman, a Chief Executive Officer, a President, a Chief Operating Officer, one or more Vice Presidents, a Secretary, a Treasurer, and such other officers as may be elected in accordance with the provisions of Section 5.3 hereof. Officers may but need not be directors or stockholders of the Corporation. The President and Secretary shall be natural persons of full age. The Treasurer may be a Corporation, but if a natural person shall be of full age. Any number of offices may be held by the same person.

                        5.1.2. Bonding.  The Corporation may secure the
                               -------
fidelity of any or all of its officers by bond or otherwise.


         Section 5.2.   Election, Term of Office and Resignations.
                        -----------------------------------------

                        5.2.1. Election and Term of Office. The officers of the
                               ---------------------------
Corporation, except those elected by delegated authority pursuant to Section 5.3 hereof, shall be elected annually by the Board of Directors, and each such officer shall hold office for a term of one year and until a successor has been selected and qualified or until his or her earlier death, resignation or removal.

                        5.2.2.   Resignations.  Any officer may resign at any
                                 ------------
time upon written notice to the Corporation. The resignation shall be effective upon receipt thereof by the Corporation or at such subsequent time as may be specified in the notice of resignation.

         Section 5.3.   Subordinate Officers, Committees and Agents. The Board
                        -------------------------------------------
of Directors may from time to time elect such other officers and appoint such committees, employees or other agents as the business of the Corporation may require, including one or more Assistant Secretaries, and one or more Assistant Treasurers, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws, or as the Board of Directors may from time to time determine. The Board of Directors may delegate to any officer or committee the power to elect subordinate officers and to retain or appoint employees or other agents, or committees thereof, and to prescribe the authority and duties of such subordinate officers, committees, employees or other agents.

         Section 5.4.   Removal of Officers and Agents. Any officer or agent
                        ------------------------------
of the Corporation may be removed by the Board of Directors with or without cause and any other officer or agent appointed by a person to whom the authority to appoint each officer or agent has been delegated pursuant to Section 5.3 hereof may be removed by such person with or without cause. The removal shall be without prejudice to the contract rights, if any, of any person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

         Section 5.5.   Vacancies. A vacancy in any office because of death,
                        ---------
resignation, removal, disqualification, or any other cause, may be filled by the Board of Directors or by the officer or committee to which the power to fill such office has been delegated pursuant to Section 5.3 hereof, as the case may be, and if the office is one for which these bylaws prescribe a term, shall be filled for the unexpired portion of the term.

         Section 5.6.   Authority. All officers of the Corporation, as between
                        ---------
themselves and the Corporation, shall have such authority and perform such duties in the management of the Corporation as may be provided by or pursuant to resolutions or orders of the Board of Directors or, in the absence of controlling provisions in the resolutions or orders of the Board of Directors, as may be determined by or pursuant to these bylaws.

         Section 5.7.   The Chairman of the Board. The Chairman of the Board
                        -------------------------
shall preside at all meetings of the stockholders and of the Board of Directors, and shall perform such other duties as may from time to time be requested by the Board of Directors.

         Section 5.8.   The Chief Executive Officer. The Chief Executive Officer
                        ---------------------------
of the Corporation shall have general supervision over the business and operations of the Corporation, subject however, to the control of the Board of Directors. In the absence of the Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the stockholders and of the Board of Directors. The Chief Executive Officer shall sign, execute, and acknowledge, in the name of the Corporation, deeds, mortgages, bonds, contracts or other instruments, authorized by the Board of Directors, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors, or by these bylaws, to some other officer or agent of the Corporation; and, in general, shall perform all duties incident to the office of the Chief Executive Officer and such other duties as from time to time may be assigned by the Board of Directors.

         Section 5.9.   The President. The President shall perform the duties of
                        -------------
the Chief Executive Officer in the absence of the Chief Executive Officer and such other duties as from time to time may be assigned by the Board of Directors or the Chief Executive Officer.

         Section 5.10.  Chief Operating Officer.  The Chief Operating Officer
                        -----------------------
shall perform such duties as from time to time may be assigned to him by the Board of Directors or the Chief Executive Officer.

         Section 5.11.  The Vice Presidents.  The Vice Presidents shall perform
                        -------------------
such duties as from time to time may be assigned to them by the Board of Directors or the Chief Executive Officer.

         Section 5.12.  The Secretary. The Secretary or an Assistant Secretary
                        -------------
shall attend all meetings of the stockholders and of the Board of Directors and all committees thereof and shall record all the votes of the stockholders and of the directors and the minutes of the meetings of the stockholders and of the Board of Directors and of committees of the Board of Directors in a book or books to be kept for that purpose; shall see that notices are given and records and reports properly kept and filed by the Corporation as required by law; shall be the custodian of the seal of the Corporation and see that it is affixed to all documents to be executed on behalf of the

Corporation under its seal; and, in general, shall perform all duties incident to the office of Secretary, and such other duties as from time to time may be assigned by the Board of Directors or the Chief Executive Officer.

         Section 5.13.  The Treasurer. The Treasurer or an Assistant Treasurer
                        -------------
shall have or provide for the custody of the funds or other property of the Corporation; shall collect and receive or provide for the collection and receipt of moneys earned by or in any manner due to or received by the Corporation; shall deposit all funds in his or her custody as Treasurer in such banks or other places of deposit as the Board of Directors may from time to time designate; shall, whenever so required by the Board of Directors, render an account showing all transactions as Treasurer, and the financial condition of the Corporation; and, in general, shall discharge such other duties as from time to time may be assigned by the Board of Directors or the Chief Executive Officer.

         Section 5.14.  Salaries. The salaries of the officers elected by the
                        --------
Board of Directors shall be fixed from time to time by the Board of Directors or by such officer as may be designated by resolution of the Board of Directors. The salaries or other compensation of any other officers, employees and other agents shall be fixed from time to time by the officer or committee to which the power to elect such officers or to retain or appoint such employees or other agents has been delegated pursuant to Section 5.3 hereof. No officer shall be prevented from receiving such salary or other compensation by reason of the fact that the officer is also a director of the Corporation.

                                    ARTICLE 6
                                      STOCK

         Section 6.1.   Certificates of Stock. Certificates of stock shall be
                        ---------------------
signed by the Chairman, Vice-Chairman, Chief Executive Officer, the President or a Vice President and either the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary. The share certificates of the Corporation shall be numbered and registered in the share register or transfer books of the Corporation as they are issued. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, any share certificate shall have ceased to be such officer, transfer agent or registrar because of death, resignation or otherwise, before the certificate is issued, the certificate may be issued with the same effect as if the officer, transfer agent or registrar had not ceased to be such at the date of its issue. The provisions of this Section 6.1 shall be subject to any inconsistent or contrary agreement in effect at the time between the Corporation and any transfer agent or registrar.

         Section 6.2.  Form of Certificates. Certificates for shares of stock in
                       --------------------
the Corporation shall be in such form as approved by the Board of Directors, and shall state that the Corporation is incorporated under the laws of the State of Delaware, the name of the person to whom issued, and the number and class of shares and the designation of the series (if any) that the certificate represents. If the Corporation is authorized to issue shares of more than one class or series, certificates for shares of the Corporation shall set forth upon the face or back of the certificate (or shall state on the face or back of the certificate that the Corporation will furnish to any shareholder upon request and without charge), a full or summary statement of the designations, voting rights, preferences, limitations and special rights of the shares of each class or series authorized to be issued so far as they have been fixed and determined and the authority of the Board of Directors to fix and determine the designations, voting rights, preferences, limitations and special rights of the classes and series of shares of the Corporation.

         Section 6.3.   Share Register.  The share register or transfer books
                        --------------
and blank share certificates shall be kept by the Secretary or by any transfer agent or registrar designated by the Board of Directors for that purpose.

         Section 6.4.   Lost or Destroyed Certificates. If a certificate of
                        ------------------------------
stock be lost or destroyed, another may be issued in its stead upon proof of loss or destruction and the giving of a satisfactory bond of indemnity in an amount sufficient to indemnify the Corporation against any claim. A new certificate may be issued without requiring bond when, in the judgment of the directors, it is proper to do so.

         Section 6.5.   Transfer of Stock.  Upon surrender to the Corporation or
                        -----------------
the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction on its books. No transfer shall be made inconsistent with the provisions of the Uniform Commercial Code, 6 Del. C.ss.8-101 et seq., and its amendments and supplements.

         Section 6.6.   Stockholders of Record. The Corporation shall be
                        ----------------------
entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person whether or not it shall have express or other notice thereof, save as expressly provided by the laws of the State of Delaware.

                                    ARTICLE 7
                                 INDEMNIFICATION

         Section 7.1.   Right To Indemnification. Each person who was or is a
                        ------------------------
party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), including without limitation Proceedings by or in the right of the Corporation to procure a judgment in its favor, by reason of the fact that he or she or a person for whom he or she is the legal representative is or was a director or officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director or officer, employee or agent of another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such Proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) against all expenses, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith. Such right shall be a contract right and shall include the right to be paid by the Corporation for expenses incurred in defending any such Proceeding in advance of its final disposition; provided, however, that the payment of such expenses incurred by a director or officer of the Corporation in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of such Proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it should be determined ultimately that such director or officer is not entitled to be indemnified under this Section 7.1 or otherwise.

         Section 7.2.   Right of Claimant To Bring Suit. If a claim under
                        -------------------------------
Section 7.1 hereof is not paid in full by the Corporation within ninety (90) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any Proceeding in advance of its final disposition where the required undertaking has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant had not met the applicable standard of conduct.

         Section 7.3.   Non-Exclusivity of Rights. The rights conferred by
                        -------------------------
Section 7.1 and Section 7.2 hereof shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the certificate of incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

         Section 7.4.   Insurance. The Corporation may maintain insurance, at
                        ---------
its expense, to protect itself and any such director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

         Section 7.5.   Other Sources. The Corporation's obligation, if any, to
                        -------------
indemnify or to advance expenses to any indemnitee who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such indemnitee may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

         Section 7.6.   Amendment or Repeal. Any repeal or modification of the
                        -------------------
foregoing provisions of this Article VI shall not adversely affect any right or protection hereunder of any indemnitee in respect of any act or omission occurring prior to the time of such repeal or modification.

         Section 7.7.   Other Indemnification and Prepayment of Expenses. This
                        ------------------------------------------------
Article VI shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than indemnitees when and as authorized by appropriate corporate action.

                                    ARTICLE 8
                                  MISCELLANEOUS

         Section 8.1.   Corporate Seal. The Corporation shall have a corporate
                        --------------
seal in the form of a circle containing the name of the Corporation, the year of incorporation and such other details as may be approved by the Board of Directors. The affixation of the corporate seal shall not be necessary to the valid execution, assignment or endorsement by the Corporation of any instrument or other document.

         Section 8.2.   Interested Directors; Quorum. No contract or transaction
                        ----------------------------
between the Corporation and one or more of the directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers, are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the Director or officer is present at or participates in the meeting of the Board of Directors or committee which authorizes the contract or transaction, or solely because any such Director's or officer's votes are counted for such purpose, if: (i) the material facts as to the Director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to the Director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

         Section 8.3.   Checks For Money. All checks, notes, bills of exchange
                        ----------------
or other similar orders in writing shall be signed by such one or more officers or employees of the Corporation as the Board of Directors may from time to time designate.

         Section 8.4.   Contracts. Except as otherwise provided in the Delaware
                        ---------
General Corporation Law in the case of transactions that require action by the stockholders, the Board of Directors may authorize any officer or agent to enter into any contract or to execute or deliver any instrument on behalf of the Corporation, and such authority may be general or confined to specific instances.

         Section 8.5.   Books and Records. The Corporation shall keep complete
                        -----------------
and accurate books and records of account, minutes of the proceedings of the incorporators, stockholders and directors and a share register giving the names and addresses of all stockholders and the number and class of shares held by each. The share register shall be kept at either the registered office of the Delaware General Corporation Law or at its principal place of business wherever situated or at the office of its registrar or transfer agent. Any books, minutes or other records may be in written form or any other form capable of being converted into written form within a reasonable time. Any stockholder, in person or by attorney or other agent, shall, upon written demand under oath stating a proper purpose therefor, have the right during the usual hours for business to inspect for any proper purpose the Corporation's stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in the State of Delaware or at its principal place of business.

         Section 8.6.   Amendment. These bylaws may be amended or repealed, or
                        ---------
new bylaws may be adopted, either (i) by vote of the stockholders at any duly organized annual or special meeting of stockholders, or (ii) with respect to those matters that are not by statute committed expressly to the stockholders and regardless of whether the stockholders have previously adopted or approved the bylaw being amended or repealed, by vote of a majority of the Board of Directors of the Corporation in office at any regular or special meeting of directors. Any change in these bylaws shall take effect when adopted unless otherwise provided in the resolution effecting the change. In the case of a meeting of shareholders that has as one of its purposes action on the bylaws, written notice shall be given to each shareholder that the purpose, or one of the purposes, of the meeting is to consider the adoption, amendment or repeal of the bylaws. There shall be included in, or enclosed with, the notice a copy of the proposed amendment or a summary of the changes to be effected thereby.

         Section 8.7.   Notices. Except as otherwise specifically provided
                        -------
herein or required by law, all notices required to be given to any stockholder, director, officer, employee or agent shall be in writing and may be given to the person either personally or by sending a copy thereof by first class or express mail, postage prepaid, or by telegram (with messenger service specified), or courier service, charges prepaid, or by facsimile transmission, to the address (or to facsimile or telephone number) of the person appearing on the books of the Corporation or, in the case of directors, supplied by the director to the Corporation for the purpose of notice. If the notice is sent by mail, telegraph or courier service, it shall be deemed to have been given to the person entitled thereto when deposited in the United States mail or with a telegraph office or courier service for delivery to that person or, in the case of facsimile transmission, when received. A notice of meeting shall specify the place, day and hour of the meeting and any other information required by any other provision of the Business Corporation Law, the articles or these bylaws.

         Section 8.8.   Exception to Requirement of Notice.
                        ----------------------------------

                        8.8.1. Whenever notice is required to be given, under any provision these bylaws to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate under the Delaware General Corporation Law, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

                        8.8.2. Whenever notice is required to be given, under these bylaws to any stockholder to whom (1) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such person during the period between such two consecutive annual meetings, or (2) all, and at least two, payments (if sent by first-class mail) of dividends or interest on securities during a twelve (12) month period, have been mailed addressed to such person at such person's address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the Corporation a written notice setting forth such person's then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the Corporation is such as to require the filing of a certificate under the Delaware General Corporation Law, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to this subsection.


DATED:  November 21, 2001